EXHIBIT 31

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Mark E. Massa certify that:

          1. I have reviewed this quarterly report on form 10-QSB on Mountain State Holdings, Inc

          2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit state material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

          3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operation an cash flows of the registrant as of, an for, the periods presented in this quarterly report.

          4. I am responsible for establishing and maintaining disclosure controls and procedures (as define exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

          a) Design such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidate subsidiaries, is made know to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"): and

          c) Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the evaluation Date.

          5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

          a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls: and

          6. The registrant's other certifying officers and I have indicate in this quarterly report whether or not there were significant changes in internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


     Date: August 19, 2005



     /s/ Mark E. Massa
     Mark E. Massa
     Chief Executive Officer
     (Principal Executive Officer) and
     Principal Financial Officer